UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 10, 2023

Date of Report (Date of earliest event reported)

GOLDEN STAR ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41694	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street, 5th Floor,

New York, New York 10013

(Address of Principal Executive Offices, and Zip Code)

(646) 706-5365

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	GODNU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	GODN	The Nasdaq Stock Market LLC
Rights to receive two-tenths (2/10th) of one Ordinary Share	GODNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed by Golden Star Acquisition Corporation (the “Company”) in its Current Report on Form 8-K, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 4, 2023, the Company consummated its initial public offering (the “IPO”) on May 4, 2023, consisting of 6,900,000 units (the “Public Units”), including 900,000 Public Units as a result of the underwriter’s exercise in full of their over-allotment option. Each Public Unit consists of one ordinary share, $0.001 par value (an “Ordinary Share”), and one right to receive two-tenths (2/10th) of an Ordinary Share upon the consummation of the Company’s initial business combination (a “Public Right”). The Public Units were sold at an offering price of $10.00 per unit, and the IPO generated aggregate gross proceeds of $69,000,000.

Simultaneously with the closing of the IPO and the sale of the Public Units, the Company consummated the private placement (“Private Placement”) of 307,000 units (the “Private Placement Units”), at a price of $10.00 per Private Placement Unit, with G-Star Management Corporation, British Virgin Islands exempted company (the “Sponsor”), pursuant to a Private Placement Unit Purchase Agreement by and between the Company and the Sponsor (the “Unit Purchase Agreement”). The Private Placement generated aggregate gross proceeds of $3,070,000 (inclusive of $334,737 in cancellation of indebtedness).

As of May 4, 2023, a total of $69,000,000 (which amount includes $1,725,000 of the underwriter’s deferred discount), comprised of proceeds from the IPO (including the proceeds received from the exercise by the underwriters of the over-allotment option) and the sale of the Private Placement Units (including the proceeds received as a result of the underwriters’ exercise of the over-allotment option) was placed in a U.S.-based trust account at Wilmington Trust, N.A., at trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s redemption obligations as described in the amended and restated memorandum and articles of association; and (3) the redemption of all of the Company’s Public Shares if it has not completed its initial business combination within nine (9) months from the closing of the IPO (or up to 21 months, if extended), subject to applicable law.

An audited balance sheet as of May 4, 2023 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited balance sheet, dated May 4, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Star Acquisition Corporation

Dated: May 10, 2023	By:	/s/ Linjun Guo
	Name:	Linjun Guo
	Title:	Chief Executive Officer

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